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EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-77591, 333-77427, 333-77249.



                                       ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
March 28, 2001.